UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 30, 2019

Red River Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Louisiana	001-38888	72-1412058
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1412 Centre Court Drive, Suite 402 Alexandria, Louisiana		71301
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (318) 561-5028

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	RRBI	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☒

Item 8.01	Other Events.

In accordance with the optional prepayment provisions of that certain Indenture, dated as of May 28, 2003, between Red River Bancshares, Inc. (the “Company”) and U.S. Bank National Association, as debenture trustee, on June 30, 2019, the Company redeemed all of its Floating Rate Junior Subordinated Deferrable Interest Debentures due 2033 (the “Debentures”) that were issued to and held by Red River Statutory Trust II, a Connecticut statutory trust (the “Trust”) that was previously established for the purpose of facilitating the issuance of trust preferred securities. The Debentures were redeemed in full at a redemption price equal to 100% of the outstanding principal amount of $3,093,000, plus accrued and unpaid interest thereon through the date of redemption.

The proceeds from the redemption of the Debentures were simultaneously applied to redeem all of the outstanding capital (preferred) securities of the Trust at an aggregate redemption price of $3,000,000, plus accrued and unpaid interest through the date of redemption, and all of the outstanding common securities of the Trust (all of which common securities were held by the Company) at an aggregate redemption price of $93,000, plus accrued and unpaid interest through the date of redemption.

As previously announced, the Company redeemed the Debentures using a portion of the proceeds received from its recently completed initial public offering. The Company has also submitted a notice to redeem, in whole and at par, all of its outstanding Floating Rate Junior Subordinated Debt Securities due 2033, having an aggregate principal amount of $5,155,000 and are issued to and held by FBT Capital Trust I, a Delaware statutory trust, which redemption is scheduled to occur on or about August 8, 2019. This redemption will also be funded with a portion of the proceeds received by the Company from its recently completed initial public offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: July 1, 2019

RED RIVER BANCSHARES, INC.

By:	/s/ Amanda W. Barnett
Amanda W. Barnett
Senior Vice President, General Counsel, and Corporate Secretary